PROPERTY PURCHASE AGREEMENT
Dated for reference May 5 , 2009

BETWEEN:

Geo Can Resources Company Limited (“Geo Can”), a corporation incorporated and existing pursuant to the laws of Tanzania with a registered office located at P.O. Box 80079, Dar es Salaam, United Republic of Tanzania.

(herein the “Seller”)
Of the First Part

AND:

Kilimanjaro Mining Company, Inc., a corporation incorporated and existing pursuant to the laws of the State of Nevada, U.S.A with a registered office located at 711 S. Carson Street, Carson City, Nevada 89701

(herein the “Purchaser”) Of the Second Part

WHEREAS:

R.1	The Seller owns (i) a 100%, or (ii) a partial interest, or (iii) an option interest in certain Prospecting Licenses, Primary Mining Licenses or Applications more particularly described on Schedule “A” attached hereto and forming part of this Agreement (herein the “Property”)

R.2	The Seller has agreed to sell its interest in each License comprising the Property to the Purchaser on the terms and conditions hereinafter agreed to.

NOW THEREFORE in consideration of the premises and the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby covenant and agree as follows:

ARTICLE 1
RECITALS

1.1	Recitals

Recitals R.1 and R.2 above, are hereby adopted and form part of this Agreement.

ARTICLE 2
DEFINITIONS AND INTERPRETATION

2.1	Definitions

As used in this Agreement, the following words and phrases shall have the following meanings, respectively:

(a)	“Agreement” means this Property Purchase Agreement, including the schedules hereto, as the same may be supplemented or amended from time to time;

(b)	“Charter Documents” means the articles of incorporation, amendment and/or continuance, as the case may be, and by-laws and similar constating documents of a corporation;

(c)	“Closing” shall have the meaning ascribed thereto in Section 3.4 of this Agreement;

(d)	“Closing Date” shall have the meaning ascribed thereto in Section 3.4 of this Agreement or any other date mutually agreed to by the Purchaser and Seller;

(e)	“Closing Time” shall have the meaning ascribed thereto in Section 3.4 or such other time on the Closing Date as shall be mutually agreed to by the Seller Shareholders;

(f)	“Dollars” means the currency of the United States;

(g)	“Property” means the Seller’s interest in the Licenses described in Schedules A and B;

(h)	“Purchase Price” means the cash and Purchaser’s shares described on Schedule B;

(i)	“Schedule ” means”

Schedule A:	Description of Licenses and Seller’s Interest

Schedule B:	Seller’s Ownership in each license

Schedule C:	Purchase price and Copy of Releases

Schedule D:	Closing Date, time and location.

Schedule E:	Board of Directors Resolutions of the Seller and the Purchaser Accepting the Property Purchase Agreement

2.2	Entire Agreement

This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and thereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect to the subject matter hereof and thereof.

2.3	Knowledge

Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge of a Party, it shall be deemed to refer to the actual knowledge of the Party after making inquiries of third parties or other Persons and, in the case of a corporate Party, inquiries as to the actual knowledge of appropriate directors and officers of such Party.

ARTICLE 3
PURCHASE AND SALE OF THE PROPERTY

3.1	Purchase and Sale of Property

Upon and subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase and acquire from the Seller, and the Seller hereby agrees to sell, transfer, assign and set over to the Purchaser, the Property for the purchase price described in 3.2 below.

3.2	Purchase Price

The Parties hereby agree that the purchase price (consideration) for the transaction of purchase and sale contemplated in subsection 2.1(a) shall be, satisfied by the forgiveness of cash previously advanced by the Purchaser to the Seller, retention of shares by the Purchaser previously issued by assignment of the Seller and the issue of shares of the Purchaser to the Seller, all of which are more particularly described on Schedule C.

3.3	Instruments of Transfer

(a)

The Seller shall deliver to the Purchaser, at the Closing Date, assignments in registrable form of the Seller’s interest in Licenses not under Option, in form and substance satisfactory to the Purchaser and its legal counsel, in order to effectively vest in the Purchaser, all right, title and interest in and to the Licenses comprising the Property. From time to time after the Closing Date, and without further consideration, the Seller will execute and deliver such other instruments of transfer and take such other actions as Purchaser may reasonably request in order to more effectively transfer the Property to the Purchaser.

(b) The Purchaser shall deliver to Seller, at the Closing Date, the Purchaser’s share certificates, registered to the Seller in the amounts described on Schedule C.

3.4	Closing

The closing (“Closing”) of the purchase and sale of the Seller Shares shall take place at the offices of the Seller, at the location, time and date which are more specifically described in Schedule “D” attached hereto and forming part of this Agreement or at such other time and place as may be agreed to by the Seller and Purchaser.

3.5	Closing Documents

At Closing:

3.5.1	The Seller shall deliver (if not previously delivered)

A.

For each License in which the Seller has an Option to acquire an interest, a copy of the Option Agreement and confirmation of outstanding Option terms; and a copy of the Notice of Assignment of the Seller’s interest to be delivered to the Optionor.

B.	For each License in which the Seller has a partial interest, a copy of any participation or joint venture agreement with the other parties holding a partial interest in the License.

C.	A release in favour of the Purchaser regarding shares that the Seller had previously assigned to the Purchaser, more completely described in Schedule C.

3.5.2

The Purchaser shall deliver a release in favour of the Seller of the loan of $1,500,000 and a share certificate for 5,051,250 shares of the Purchaser registered to the Seller, more completely described in Schedule C.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of the Seller

The Seller severally represents and warrants to the Purchaser with respect to himself or itself, as follows:

(a)	The Seller has all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith;

(b)	When executed and delivered by the Seller, this Agreement shall constitute the valid and legally binding obligation of the Seller enforceable in accordance with its terms;

(c)	Schedule A to this Agreement accurately and completely sets forth a description of the Property;

(d)	Schedule B to this Agreement accurately and completely sets forth the Seller’s interest in each License comprising the Property;

(e)	Schedule C to this Agreement accurately and completely sets forth the Purchase Price and copies of the Seller and Purchaser’s Releases;

(f)	There are no undisclosed parties who have a beneficial interest in the Seller’s interest in each License;

(g)	The Purchaser has obtained independent legal counsel and has confirmed it understands and agrees to the terms of this Agreement;

(h)

The Seller has and will transfer to the Purchaser, good and marketable title its particular interest in each License comprising the Property free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances, except for any restrictions imposed by federal or state securities laws.

4.2	Representations and Warranties of the Purchaser

Purchaser represents and warrants to the Seller that Purchaser has the corporate power and authority to enter into this Agreement and to carry out the intent and purpose thereof and this Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms;

4.3	Nature and Survival of Representations

All representations, warranties, covenants and agreements contained in this Agreement and in any document or instrument executed and delivered in connection with the completion of the transaction contemplated hereby on the part of each of the Parties shall survive the Closing Time, the execution and delivery hereunder of any instruments of conveyance, assignments or other instruments of transfer of title to the Property and the issuance of any securities as contemplated under this Agreement shall continue in full force and effect from and after the Closing Date forever.

ARTICLE 5
GENERAL

5.1	Notices

All notices which may or are required to be given pursuant to any provisions of this Agreement shall be given or made in writing as follows:

In the case of the Seller:
Geo Can Resources Company Limited
Address: P.O. Box 80079, Dar es Salaam, Tanzania Fax No.: 1-866-246-1028
Attention: David Kalenuik
Email: geocaninfo@gmail.com

with a copy to:

Joanne McClusky
Suite 810 - 675 Hastings Street West
Vancouver, British Columbia V6B 3H7
Fax No.:(604) 684-2349

In the case of the Purchaser:
Address: 711 S. Carson Street,
Carson City, Nevada USA 89701
Fax No.: 1-866-246-1028
Attention: Heidi Kalenuik
Email: hkalenuik@kilimanjaromining.com

The Parties may change their respective addresses for notices by notice given in the manner set out in this Section 5.1. Any such notice or other communication shall be in writing and, unless delivered personally to the addressee, or to a responsible officer of the addressee, as applicable, shall be given by facsimile and shall be deemed to have been given when: (i) in the case of a notice delivered personally to the addressee, or to a responsible officer of the addressee, as applicable, when so delivered; and (ii) in the case of a notice delivered or given by facsimile, on the first business day following the day on which it is sent.

5.2	Successors and Assigns

Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

5.3	Severability

Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

5.4	Counterparts

This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

5.5	Governing Law

This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada, United States of America and shall be treated in all respects as a State of Nevada contract, and each Party hereby irrevocably and unconditionally submits to the non- exclusive jurisdiction of the courts of such state and all courts competent to hear appeals therefrom. The Parties irrevocably waive any objection that they now or hereafter have that any action or proceeding has been brought in an inconvenient forum.

               IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

GEO CAN RESOURCES COMPANY LIMITED
By its authorized signatory:

Per: /s/David Kalenuik
       David Kalenuik, President

KILIMANJARO MINING COMPANY, INC.
By its authorized signatory:

Per: /s/Heidi Kalenuik
       Heidi Kalenuik, President

SCHEDULE A

List of Licenses comprising the Property
Part 1 - Gold License Prospects

	LICENSE SNo NO	PROJECT NAME	Transferred To	Renewal Application No.	Fresh Appication No.	(SqKm)	Comments	PROSPECT	DISTRICT

1	PL 2806/2004	GEITA	Geo Can	HQ- G15190		21.59		Geita	Geita
					HQ- P17022	20.85	Offer is out, waiting for License

2	PL 4511/2007	MUSOMA BUNDA MURANGI	Geo Can			51.63		Masinono	Musoma
3	PL 4653/2007	MUSOMA BUNDA MURANGI/Kinyambwiga	Geo Can			30.73		Kinyambwiga	Musoma
4	PL 3482/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ- G15670		23.25	Offer is out, waiting for License, anticipate change in size & rent	Murangi	Musoma
					HQ- P19172	12.14	Offer is not out
5	PL 4818/2007	MUSOMA BUNDA MURANGI	Geo Can			29.11		Murangi	Musoma
6	PL 4815/2007	MUSOMA BUNDA MURANGI	Geo Can			21.99		Murangi	Musoma
7	PL 3350/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ- G15539		30.55	Offer is not out, anticipate change in size & rent	Suguti	Musoma
					HQ- P18625	15.27	Offer is not out
8	PL 3966/2006	MUSOMA BUNDA MURANGI	Geo Can			72.57		Suguti	Musoma
9	PL 1880/2002	MUSOMA BUNDA MURANGI	Geo Can			30.31	Expired - applied under fresh application for 100%; waiting for Application number	Murangi	Musoma
10	PL 3502/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ- G15635		21.98	Offer is not out, anticipate change in size & rent	Murangi	Musoma
					HQ- P19090	10.99	Offer is not out
11	PL 5122/2008	MUSOMA BUNDA MURANGI	Tan Geo			15.2		Suguti	Musoma

12	PL 4531/2007	UYOWA	Geo Can			95		Uyowa	Urambo

13	PL 3425/2005	UYOWA	Geo Can	HQ- G15593		170.33	Offer is not out, anticipate change in size & rent	Uyowa	Uyowa
					HQ- P18861	85.17	Offer is not out
14	HQ-P16177	UYOWA	Geo Can			170.92	Waiting for PL Number	Uyowa	Urambo
15	PL 5009/2008	UYOWA	Geo Can			244.32		Uyowa	Urambo
16	PL 4749/2007	UYOWA	Tan Geo			34.24		Kisimani River and Iseramigasi	Urambo
17	PL 5153/2008	UYOWA	Geo Can			134.96		Uyowa	Uyowa
18	PL 3557/2005	UYOWA	Geo Can				Missed renewal date. Applied as 100% Fresh application	Igwisi	Uyowa
					HQ- P19113	171.1	Offer is not out
19	PLR 4188/2006	KAHAMA SOUTH	Geo Can	HQ- G15842		184	100% renewal. There will be changes as it is for a PL. Offer not out.	Kahama South	Kahama
20	PLR 4189/2006	KAHAMA SOUTH	Geo Can	HQ- G15841		61.09	100% renewal. There will be changes as it is for a PL. Offer not out.	Kahama	Kahama

21	PL 2344/2003	BUHEMBA	Tan Geo	HQ- G15741		20.74	Offer is not out, anticipate change in size & rent	Nyanza	Musoma
					HQ- P19452	9.25	Offer is not out
22	PL4892/2007	BUHEMBA	Tan Geo			19.96		Nyagubu	Musoma
23	PL 2979/2005	BUHEMBA	Geo Can	HQ- G15354		68		Bunda South	Bunda
					HQ- P17507	34.92	Offer is out, waiting for License
24	PL 4882/2007	TARIME NORTH MARA	Tan Geo			61.51		Tarime	Nyagisa/ Tarime
25	PL 2677/2004	TARIME NORTH MARA	Tan Geo			77.91		Tarime	Tarime
26	PL 3340/2005	TARIME NORTH MARA	Geo Can	HQ- G15540		194.56	Offer is out, waiting for License, anticipate change in size & rent	Ikoma	Tarime

					HQ- P18623	93.38	Offer is out, waiting for License
27	PL 3341/2005	TARIME NORTH MARA	Geo Can	HQ- G15542		51.25	Offer is not out, anticipate change in size & rent	Utegi	Tarime
					HQ- P18622	25.63	Offer is not out
28	PL 3339/2005	TARIME NORTH MARA	Geo Can	HQ- G15541		3.57	Offer is not out, anticipate change in size & rent	Tarime	Tarime
				HQ- P18621		1.79	Offer is not out
29	PL 3005/2005	TARIME NORTH MARA	Tan Geo	HQ- G15362		42.72	Only applied for renewal (50% of original 85 sq.km.) Original owner, R.S.R. applied for fresh application.	Tarime	Mara Tarime
30	PL 4225/2007	TARIME NORTH MARA	Geo Can			42.35		Kiagata	Musoma
31	PL 4873/2007	TARIME NORTH MARA	Tan Geo			40.97		Tarime	Tarime

32	PL 3355/2005	NORTH MARA NYABIGENA EAST	Geo Can			24.06		Nyamwanga/ Nyamongo	Tarime
33	PL 4645/2007	NORTH MARA NYABIGENA EAST	Geo Can			16.9		Tarime	Tarime

34	PL 3338/2005	KUBAISI-KISERYA	GeoCan	HQ- G15538		25.52	Offer is not out, anticipate change in size & rent	Kubaisi	Musoma
					HQ- P18620	12.76	Offer is not out
35	PL 4726/2007	KUBAISI-KISERYA	GeoCan			106.29		Tarime	Tarime
36	PL 4833/2007	KUBAISI-KISERYA	Tan Geo			27.34		Kiterere Hills	Tarime & Serengeti
37	PL 3439/2005	KAHAMA SHINYANGA	Geo Can	HQ- G15592		47.74	Offer is not out, anticipate change in size & rent	Wendele	Kahama
					HQ-P 18860	23.87	Offer is not out

38	PL 2747/2004	KALEMELA	Geo Can	HQ- G15188		63.71	Offer is out, waiting for License, anticipate change in size & rent	Magu	Magu

					HQ- P16882	36.31	Offer is out, waiting for License
39	PL 2910/2004	KALEMELA		HQ- Geo Can G15189		76.81	Offer is not out, anticipate change in size & rent	Bunda South	Mara
					HQ- P17306	39	Offer is not out
40	PL 3006/2005	KALEMELA		HQ- Geo Can G15365		113.31	Offer is out, waiting for License, anticipate change in size & rent	Bunda	Mara
					HQ- P17617	56.74	Offer is out, waiting for License

41	PL 5469/2008	IGUSULE	Geo Can			23.01		Igusule East	Igusule East
42	PL 2702/2004	IGUSULE	Geo Can			23.01		Igusule	Igusule

	LICENSES THAT EXPIRED	ASSOCIATED FRESH APPLICATIONS:
	PL 3557/2005	HQ-P19113
	PL 2309/2003	HQ-P19149
	PL 3311/2005	HQ-P19000

Part 2 – Uranium Licenses Prospects

SNo	LICENSE NO	PROJECT NAME	RENEWAL APPLIC. NO	FRESH APPLIC. NO.	TRANSFERRED TO	PROSPECT	AREA (SqKm)	COMMENTS
1	PLR 4433/2007	MBINGA			Geo Can	Mbinga	1101	Expires MAY 7/09
2	PLR 4335/2007	MBINGA			Geo Can	Litembo	462.5	Expires MAY 7/09
3	PL 4254/2007	MBINGA			Geo Can	Pulambili, Mbinga	197.5
4	PLR 4345/2007	MBINGA			Geo Can	Mbinga	980	Expires MAY 7/09
5	PLR 4346/2007	MBINGA			Geo Can	Mbinga	307.1	Expires MAY 23/09
6	PL 4651/2007	KIWIRA			Geo Can	Makete	173	Expires SEPT 17/09
7	PL 4406/2007	KIWIRA			Geo Can	Chunya/ Mbeya	101.6
8	PL 4514/2007	KIWIRA			Geo Can	Kyela	139.6
9	PL 4211/2007	BAHI			Tan Geo	Bahi	87.64

10	PLR 4297/2007	NJOMBE	HQ-G 15934	HQ -P 20180	Geo Can	Njombe	282.2
11	PL 4068/2007	LAKE RUKWA	HQ-G 15882	HQ-P 19941	Geo Can	Chunya/ Mbeya	268.8
12	PLR 4692/2007	MKUJU EAST			Geo Can	LIWALE	423.5	Expires SEPT 16/09
13	PLR 4644/2007	MKUJU EAST			Geo Can	Madaba North	672.79	Expires AUG 5/09
14	PL 4339/2007 (LAKE VIC)	BAHI – HOMBOLO			Geo Can	Bahi

Note: Properties/Licenses listed on Part 1 as 11, 16, 21, 22, 24, 25, 29, 31 and 36 and Part 2 as 9 are titled in the name of Tan Geo Exploration Limited and Geo Can Resources Company Limited has an Option to Purchase Property Agreement to acquire up to100% ownership in each of them according to the terms and conditions of the agreement.
PL2747, 3006, 2910, 4339, 2702, 5469, 2806 and 4653 are under an Option agreement with Lake Victoria Mining Company.

SCHEDULE B

Seller’s interest in each License

Seller holds 100% ownership interest in all licenses listed on Schedule A, directly or indirectly. It should be noted that PL2747, 3006, 2910, 4339, 2702, 5469, 2806 and 4653 are under an Option agreement with Lake Victoria Mining Company.

SCHEDULE C

PURCHASE PRICE

1.	Forgiveness by the Purchaser of prior loans to the Seller in the principal amount of US$1,500,000 including any unpaid interest to the date of Closing.

2.

Purchaser to retain 6,350,300 restricted common shares of Lake Victoria Mining Company (LVCA:OTCBB) previously issued to the Purchaser by assignment of the Seller in regard to option agreements that the Seller entered into between itself and Lake Victoria Mining Company, Inc.

3.	The delivery at Closing of 5,176,250 treasury shares of the Purchaser at a deemed price of $0.05

RELEASE FOR THE SELLER:

May 05, 2009

Re: Release in favour of the Seller, Geo Can Resources Company Limited, for $1,500,000 loan amount advanced by Kilimanjaro.

For good and valuable consideration, the receipt of which is hereby acknowledged within the Property Purchase Agreement dated May 05, 2009, Schedule A and C, Kilimanjaro Mining Company, Inc. (“the Releasor”), a corporation incorporated and existing pursuant to the laws of the State of Nevada, U.S.A., with a registered office located at 711 S. Carson Street, Carson City, Nevada 89701, does release Geo Can Resources Company Limited, (“the Releasee”), a corporation incorporated and existing pursuant to the laws of Tanzania with a registered office located at P.O. Box 80079, Dar es Salaam, United Republic of Tanzania, for any and all claims that the Releasor may have against the Releasee for the loan amount of $1,500,000 that has been advanced to the Releasee by the Releasor between 2007 and 2009.

The Releasor has executed or caused this Release to be executed as of the date above.

KILIMANJARO MINING COMPANY, INC.
By its authorized signatory:

Per: /s/Heidi Kalenuik
       Heidi Kalenuik, President

SCHEDULE C (cont’d)

RELEASE FOR PURCHASER:

May 05, 2009

Re: Release in favour of the Purchaser, Kilimanjaro Mining Company, Inc. for shares previously assigned by Geo Can.

For good and valuable consideration, the receipt of which is hereby acknowledged within the Property Purchase Agreement dated May 05, 2009 in Schedule C, Geo Can Resources Company Limited (“the Releasor”), a corporation incorporated and existing pursuant to the laws of Tanzania with a registered office located at P.O. Box 80079, Dar es Salaam, United Republic of Tanzania, does release Kilimanjaro Mining Company, Inc., (“the Releasee”) a corporation incorporated and existing pursuant to the laws of the State of Nevada, U.S.A., with a registered office located at 711 S. Carson Street, Carson City, Nevada 89701, for any and all claims that the Releasor may have against the Releasee for the 6,450,300 Lake Victoria Mining Company, Inc. that the Releasor previously assigned to the Releasee and that the Releasee holds as of the date of this release.

The Releasor has executed or caused this Release to be executed as of the date above.

GEO CAN RESOURCES COMPANY LIMITED
By its authorized signatory:

Per: /s/David Kalenuik
        David Kalenuik, President

SCHEDULE D
CLOSING DETAILS

Closing Date:     May 5, 2009

Location:             Vancouver, B.C.

Time:                    1 PM PST

Date:

SCHEDULE E

BOARD OF DIRECTORS RESOLUTIONS
ACCEPTING THE PROPERTY PURCHASE AGREEMENT